UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

June 16, 2011

Date of Report (Date of earliest event reported)

Heritage Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	0-11255	54-1234322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Granby Street, Norfolk, Virginia 23510

(Address of principal executive offices, including zip code)

757-648-1700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Heritage Bankshares, Inc. (“Heritage”) will hold its 2011 Annual Meeting of Shareholders (the “Annual Meeting”) on June 16, 2011, commencing at 10:00 a.m. local time.

At the Annual Meeting, Michael S. Ives, President & CEO of Heritage, will make a presentation to shareholders and other individuals in attendance (the “Presentation”). A copy of the Presentation, including Mr. Ives’ remarks and associated slides, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Presentation contains statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements address future events, developments or results and typically use words such as “believe”, “anticipate”, “expect”, “intend”, “plan”, “forecast”, “outlook” or “estimate”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Heritage’s actual results, performance, achievements and business strategy to differ materially from the anticipated results, performance, achievements or business strategy expressed or implied by such forward-looking statements. Factors that could cause such actual results, performance, achievements and business strategy to differ materially from those that are or may be anticipated include general and local economic conditions, competition, increases in capital requirements or other significant changes in regulatory requirements, customer demand for Heritage’s banking products and services and the other risks and uncertainties described in Heritage’s most recent Form 10-K filed with the Securities and Exchange Commission. Heritage disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The information in Item 7.01 of this Current Report on Form 8-K, including the Presentation attached as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated in any such filing. This information furnished in this Current Report on Form 8-K, including the Presentation attached as Exhibit 99.1 hereto, shall not be deemed an admission or representation as to the materiality of any such information.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Presentation to Shareholders at 2011 Annual Meeting, June 16, 2011

Heritage Bankshares, Inc.
(Registrant)

Date: June 16, 2011	/s/ JOHN O. GUTHRIE
John O. Guthrie
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Presentation to Shareholders at 2011 Annual Meeting, June 16, 2011